

SIGMA LABS

NASDAQ : SGLB

Providing Quality Assurance Software to the Commercial 3D Metal Printing Industry

September 2019
Investor Presentation

Forward Looking Statement

SIGMA LABS

This document including any documents which may be incorporated by reference into it, contains "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are "Forward-Looking Statements" for purposes of these provisions, including any projections of revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All Forward-Looking Statements included in this document are made as of the date hereof and are based on information available to us as of such date. We assume no obligation to update any Forward-Looking Statement. In some cases, Forward-Looking Statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "intends," "believes," "estimates," "potential," or "continue," or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the Forward-Looking Statements contained herein are reasonable, there can be no assurance that such expectations or any of the Forward-Looking Statements will prove to be correct, and actual results could differ materially from those projected or assumed in the Forward-Looking Statements. Future financial condition and results of operations, as well as any Forward-Looking Statements are subject to inherent risks and uncertainties, including any other factors referred to in our press releases and reports filed with the Securities and Exchange Commission ("SEC"). All subsequent Forward-Looking Statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K and subsequent updates that may be contained in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K on file with the SEC. Forward looking statements speak only as to the date they are made. Except as required by law, we do not undertake to update forward looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Sigma Labs Overview

SIGMA LABS

- **Sigma Labs' product, PrintRite3D®,** is a leading In-Process Quality Assurance software to the commercial 3D metal printing industry, enabling operators to detect & correct precursors to quality errors
- **An essential high technology enabling** 3D Metal Printing to overcome a major hurdle to adoption for serial production
- **Tier-1 clients evaluating software:** Siemens, Honeywell, Airbus, Pratt & Whitney and more
- **Attractive & highly scalable business model**
- **Aggressive patent strategy led by Kilpatrick Townsend**
- **19 enterprise beta customers engaged** across multiple industries
- **Experienced management team** with deep industry experience, supplemented by an industry leading scientific advisory board

Sigma Labs (NASDAQ: SGLB)	
Share Price[1]	$0.76
Market Cap[1]	$10.5M
Revenues[1]	$270K
Net Debt[1]	$50K
Patent Portfolio[3]	24
Fully Diluted Shares O/S[1]	13.8M
Float	13.3M
Major Company Beta Customers	19
Headquarters	Santa Fe, NM
Employees[1]	21

Sample Customers

Pratt & Whitney (A United Technologies Company), SIEMENS, AIRBUS, BAKER HUGHES

1) As of September 4, 2019.
2) Does not include unexercised insider option
3) Patent portfolio includes filed and or granted patents as of the Company's most recent 10-K filing.

Sigma Labs Solves the 3D Printing Quality Control Problem

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0:01 / 1:45

Click the Above Image to View the Video

Technology Background: 3D Additive Manufacturing (AM)

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Traditional Subtractive Manufacturing





3D Additive Metal Manufacturing





Raw Material Form

3D Additive Metal Manufacturing Uniquely Combines Multiple Processes And Parts Into One.

AM combines the functions of a metal foundry, the manufacturing capabilities of a machine shop and enables subassemblies composed of multiple parts from a machine shop to utilize a single 3D printed part. This enables increasingly complex designs and creates a new frontier for advanced manufacturing.

GE Aviation

Fuel Nozzle Case Study

- Began AM mass-production
- >30,000 units shipped

Benefit: Optimized Design

- ✓ 25% Reduced Weight
- ✓ Part Consolidation: 20 into 1
- ✓ 5x More Durable

Reduced Buy to Fly Time

- ✓ Reduced development time by 1 year
- ✓ Dramatically reduced cost

Market Overview

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- 3D technology sales including all raw materials used reached $1 billion in 2007, jumped to nearly $7.3 billion in 2017, and are expected to hit $26.5 billion by 2021[1]
- 3D Metal manufacturing enjoyed a 45% increase in 2017 powdered metal sales, the retail value from powdered metal parts manufactured in 2018 extrapolates to ~$1 Billion[1]
- General Electric has:
  - Commenced 3D manufacturing of fuel nozzles with 30,000 shipped
  - Spent >$1.4 Billion in 2016-2017 acquiring Arcam and Concept Laser, and investing in Desktop 3D
- Airbus grew manufacturing to ~30 tons metal parts per month by December 2018
- HP, Canon, Michelin, Ricoh, Toshiba, Lenovo all planning to offer AM machines; each one has more global marketing span than the existing AM machine-only manufacturers combined



U.S. 3D Printing Metal Market Size
USD Million
CAGR of 31.8%
104.3
145.3
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Aerospace & defense
Automotive
Medical & dental
Others
Source: www.grandviewresearch.com



Total Aluminum AM Powder Revenues
USD Million
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$5.98
$8.56
$10.86
$15.20
$20.44
$26.91
$40.53
$64.07
$107.18
$155.12
$217.13
$300.56
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Aerospace
Automotive
Service
Other
Source: Smartech Publishing 2018

1) Source: Wohlers Reports 2017 and 2018

Competition: A Fork in the Technology Road

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DEAD
END
THIS WAY
OUT
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Competing Technologies

Optical Tomography of the Melt Pool & Parts:
A camera's view with inherent limitations

Thermal Behaviors in Melt Pool as it Forms Parts:
An inside & outside 'physics' view

PrintRite3D®: A Quantitative Approach to Quality Assurance

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Example: Evaluation of Thermal Signatures Detects Powder Disturbance, Enables Response in Real-Time

Demonstration that PrintRite3D can detect and alert the operator of precursors to a quality problem before it is too late to correct



Powder Bed Image
Layer 50
Layer 225
Layer 250
Layer 314
TEP SIGMA™
0.3
0.25
0.2
0.15
50
100
150
200
250
300
350
Layer Number
Out Of Control
In Control
Upper Control Limit
Lower Control Limit

Sigma's PrintRite3D® Software Solution

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Sigma's PrintRite3D® IPQA® Software monitors and assesses the quality of each production part in the AM machining process — layer by layer, and in real time.

Outcome:

- Reduced error rates and higher yields/profits
- Identifies developing errors: Operator corrects or stops manufacture of defective part

ITAR Certified

Today: PrintRite3D® Version 5.0

1. **Detects and enables removal of *AM machine performance inconsistencies***
2. **Creates optimum process map**
3. **Warns of precursors of quality defects, enabling operator to correct or abort**
4. **Increases yield and profits**

✓ Tomorrow

1. **Sigma's IPQA® tools can close the loop to keep a building part in specification and autocorrect a developing flaw**
2. **Parts will be uniform as the AM machine becomes the self-adjusting variable — no matter how small the lot or large the number of machines**

PrintRite3D® INSPECT™

Variables:

Laser Power
Laser Focus
Gas Flow
Preheat
Powder
Scan Strategy
Hardware
Plume Interaction

Sigma Labs: Tier-1 Client Base

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Sample of Tier-1 Enterprises Evaluating PrintRite3D® for Production Lines

AEROJET ROCKETDYNE

BAKER HUGHES

SIEMENS

Pratt & Whitney
A United Technologies Company

Honeywell

WOODWARD

AIRBUS

DARPA
DEFENSE ADVANCED RESEARCH PROJECTS AGENCY

Printrite3D® Software Claims Validated in DARPA-Sponsored Open Manufacturing Study with Honeywell Aerospace (April 2019)

Robust Intellectual Property Portfolio

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Sigma Labs maintains a strong intellectual property portfolio, consisting of trade secrets, process know-how and:

- 7 patents granted
- 18 patents pending
- 4 patent applications pre-publication

These patents encompass the fundamental technology underlying Sigma Lab's melt pool process control, data analytics, anomaly detection and signature identification, and future "closed loop control" of 3D metal printing.


The United States of America
The Commissioner of Patents and Trademarks
United States Patent

PrintRite3D Application Roadmap

SIGMA LABS



2017
1H
2H
2018
1H
2H
2019
1H
2H
Listing on Nasdaq
Released Alpha Version of PrintRite3D®
Unveiled PrintRite3D® 3.0
Launched PrintRite3D® 2.0
Demonstrated Proof Of Concept For Closed Loop Quality Control
Expanded Business Development into Europe
Sigma Labs and Fraunhofer IAPT Initiate Research and Development Program
Launched PrintRite3D® Version 4.0
Awarded U.S. Patent for Optical Manufacturing Process Sensing
Launched PrintRite3D® Version 5.0
Airbus Participates in a Rapid Test and Evaluation Program of Printrite3D®

PrintRite3D Commercialization Strategy

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Launched PrintRite3D v5.0 in May 2019 – A True Commercial Product

- v5.0, integrating existing customer feedback, represents a step change in PrintRite3D's capabilities
- Improved user interface creates readily usable, easily deployable product for existing production lines
- Real-time melt pool analytics with automated anomaly detection
- Expanded sales team in 2019 to accelerate RTE and OEM adoption programs

Short Term: Rapid Test and Evaluation (RTE) Program to Seed Demand at User Level

- RTE program allows clients to "test-drive" our software, making a wider scale purchase more likely
- Airbus currently evaluating PrintRite3D v5.0 in an RTE program ahead of a broader potential rollout

Long Term: Integrate PrintRite3D at OEM Level Directly into AM Hardware

- Integration directly into OEM hardware allows for a capital-light approach to industry-wide adoption
- Placements with tier-1 end-users validate technology and accelerate path to integration at OEM level
- Partnered with Materialise, a leading AM software and 3D printing solutions company, in Q2 2019 to integrate PrintRite3D software into Materialise's embedded hardware solution

Management & Scientific Advisory Board

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Management



John R. Rice
Chair & CEO
New Mexico Angels



Frank D. Orzechowski
Chief Financial Officer
StormHarbour etouches



Darren Beckett
Chief Technology Officer
intel M&T Bank



Ron Fisher
VP Business Development
Swagelok MicroPoise Measurement Systems

Scientific Advisory Board



Kevin Anderson, ex-Intel
Statistician, Quality
kca consultants Motorola



Vivek Dave, Ph.D.
Metallurgy, Technologies



R. Bruce Madigan, Ph.D.
Metallurgy and Controls
Sandia National Laboratories EWI



Martin Pilcht. Ph.D.
Physics, Lasers, Optics
Los Alamos National Laboratory MPQ

Key Takeaways

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- **Sigma Labs** is the leading provider of quality assurance software to the commercial 3D printing industry under the PrintRite3D® brand
- **Highly scalable software** required by an industry that is reshaping manufacturing
- **Tier-1 clients evaluating software:** Siemens, Honeywell, Airbus and more
- **OEM partnerships underway** to integrate technology at the machine level
- **Aggressive patent strategy led by Kilpatrick Townsend**
- **Fortified balance sheet:** $2.3 million public offering in August 2019
- **Clear line of sight to breakeven operations** in 2020
- **Experienced management team** with deep industry experience, supplemented by an industry leading scientific advisory board





Contact

SIGMA LABS

Investor Relations Contact
Chris Tyson
MZ Group
Managing Director
Direct: 949-491-8235
chris.tyson@mzgroup.us
www.mzgroup.us

Company Contact
John Rice
Chairman & CEO

Sigma Labs, Inc.
3900 Paseo del Sol
Santa Fe, NM 87507
www.sigmalabsinc.com

Capital Markets

SIGMA LABS

SGLB

Nasdaq listed

Shares Outstanding:	**13,812,590**
Options/Warrants:	**4,753,802**
Sector:	**Industrial Technology**
Year-End:	**December 31**

As of June 30, 2019

News Releases

Aug 15, 2019
Sigma Labs Issues Shareholder Letter

Aug 14, 2019
Sigma Labs Reports Second Quarter 2019 Financial Results

Aug 13, 2019
Sigma Labs Selected By Major International OEM Machine Manufacturer To Deploy Two PrintRite3D® Rapid Test And Evaluation Programs

Jul 31, 2019
Sigma Labs Prices $2.3 Million Underwritten Public Offering Of Common Stock

Jul 30, 2019
Sigma Labs Announces Proposed Underwritten Public Offering Of Common Stock

Jul 30, 2019
Sigma Labs Has Been Selected By Airbus To Deploy Sigma Labs' PrintRite3D® Rapid Test And Evaluation Program

Jun 18, 2019
Sigma Labs And Materialise Sign MOU To Integrate Real Time Melt Pool Analytics With Advanced Control Technology For Serial Production

Sigma Labs – Financial Highlights

SIGMA LABS

Cash on Hand	$3.0 Million[1]
Monthly Burn	~$360K
Net Debt	$50K
Market Cap	$10.4Million
52 Week Range	$0.59 - $2.58
Average Trading Volume	159,904 Shares
Shares Outstanding	13.8 Million

1) Sigma Labs completed a $2.3 million public offering of common stock in August 2019, subsequent to the close of the second quarter, at which point the company had $0.7 million in cash on hand.